EXHIBIT 12(a)(3)

CERTIFICATION UNDER SECTION 906

OF THE SARBANES-OXLEY ACT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2014 of Allstate Assurance Company Separate Account B (“Registrant”).

I, Lori B. Finlay, the President of the Registrant certify that:

(i)	the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(ii)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 25, 2016	/s/ Lori B. Finlay
Lori B. Finlay
President and Chair, Board of Managers
Allstate Assurance Company
Separate Account B

CERTIFICATION UNDER SECTION 906

OF THE SARBANES-OXLEY ACT

This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Sec. 1350, and accompanies the report on Form N-CSR for the period ended December 31, 2014 of Allstate Assurance Company Separate Account B (“Registrant”).

I, Walter L. Rice, the Chief Financial Officer of the Registrant certify that:

(iii)	the Form N-CSR fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

(iv)	the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: February 25, 2016	/s/ Walter L. Rice
Walter L. Rice
Chief Financial Officer
Allstate Assurance Company
Separate Account B